Boston Trust Walden Funds

One Beacon Street

Boston, MA 02108

Boston Trust Walden Small Cap Fund (BOSOX)

Supplement dated March 1, 2023
to the Prospectus dated May 1, 2022, as previously supplemented

Effective May 1, 2023, the Boston Trust Walden Small Cap Fund (the “Fund”) is closed to new investors. Unless you belong to one of the investor categories described below, you may not invest in the Fund.

You may purchase Fund shares through your existing Fund account and reinvest dividends and capital gains in the Fund if you are:

•	a current Fund shareholder as of May 1, 2023;

•	a participant in a qualified defined contribution retirement plan that offers the Fund as an investment option as of May 1, 2023.

You may purchase Fund shares through a new or existing Fund account and reinvest dividends and capital gains in the Fund if you are:

•	a Trustee of the Fund; or

•	a client who maintains a managed account with Boston Trust Walden Inc. or its affiliates

Except as otherwise noted, these restrictions apply to investments made directly with the Fund through its Transfer Agent and investments made through financial institutions and/or intermediaries. Once an account is closed, additional investments will not be accepted unless you are one of the investors listed above. Investors may be required to demonstrate eligibility to purchase shares of the Fund before an investment is accepted. Management reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect its ability to manage the Fund, (ii) reject any investment or refuse any exception, including those detailed above in its sole discretion, and (iii) close and re-open the Fund to new or existing shareholders at any time.

Please retain this supplement with your Summary Prospectus, Prospectus and SAI for future reference.

This Supplement, and the Summary Prospectus, Prospectus, and SAI, each dated May 1, 2022, as supplemented, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-282-8782, extension 7050.